SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

January 9, 2003
 Date of Report
(Date of earliest event reported)

G REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-76498	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue Suite 650 Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

          G REIT, Inc. filed a Form 8-K dated January 9, 2003 with regard to the acquisition of an interest in Congress Center, Chicago Illinois without the required financial information.

Accordingly, G REIT, Inc. is filing this Form 8-K/A to include that financial information.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

          On January 9, 2003, G REIT, Inc. (the “Company”) through its wholly owned subsidiary, GREIT – Congress Center, LLC, a Delaware limited liability company, purchased an approximately  30% undivided tenant in common interest in Congress Center,  a 16-story Class A office building of approximately 525,000 square feet located in Chicago, Illinois  (the “Property”).  NNN Congress Center, LLC and WREIT – Congress Center, LLC, affiliates of the Company, simultaneously purchased undivided tenant in common interests totaling approximately 70% ownership of the Property.  G REIT – Congress Center, LLC, NNN Congress Center, LLC and W REIT – Congress Center, LLC, are collectively, the “Tenants in Common”.  The seller was Congress Center, L.L.C., an unaffiliated third party. The total purchase price for the Property was $136,108,000.  The seller of the Property paid a sales commission to Triple Net Properties Realty, Inc., an affiliate of the Company and Triple Net Properties, LLC, the Company’s advisor (the “Advisor”), of $2,000,000, approximately 1.50% of the purchase price.

          The purchase of the Property was financed by Fleet National Bank which provided an $80,950,000,  36-month senior first mortgage bridge loan (“Bridge Loan”) bearing interest at a stated rate equal to the 30-day London Interbank Offered Rate (“LIBOR”) plus 1.75% per annum (3.09% at date of acquisition), declining to LIBOR plus 1.50% per annum upon certain conditions.  The Bridge Loan requires interest-only payments until the Property is 95% leased, and then amortizes on a 30-year schedule.  The Bridge Loan can be extended pursuant to two one-year extensions, at the borrowers’ election, upon satisfaction of certain minimum loan to value, debt coverage, and other conditions and payment of a 0.25% fee upon each extension.  Under certain circumstances, the principal amount of the Bridge Loan may be increased by up to $9,000,000 under “earn out” and tenant improvement provisions related to leasing activity.  Such proceeds, when and if available, will be used for the payment of tenant improvements, property reserves or to reduce other indebtedness of the Property.   The purchase was additionally funded with financing provided by Fleet Real Estate, Inc., an affiliate of Fleet National Bank, under  a $15,000,000, 36-month mezzanine loan (“Mezzanine Loan”).  The Mezzanine Loan accrues interest at the 30-day LIBOR plus 6.75% (8.09% at the date of acquisition) (the “Accrual Rate”).  During the first year, interest on the Mezzanine Loan will be payable at an amount which may be less than or equal to the Accrual Rate and as a result, interest on this loan which may be deferred and accrued during this period will be added to the Mezzanine Loan’s principal balance, as applicable.  Specifically, interest on the Mezzanine Loan will be payable at the greater of (i) the 30-day LIBOR plus 2.00% or (ii) the excess of Property cash flow remaining after payment of all approved operating expenses, reserves and debt service related to the Bridge Loan, but not to exceed unpaid interest accrued based on the Accrual Rate.  The Mezzanine Loan features interest-only payments until extended, then amortizes on a 30-year schedule.  The Mezzanine Loan can be extended pursuant to two one-year extensions, at the borrowers’ election, upon satisfaction of certain minimum loan to value, debt coverage, and other conditions and payment of a 0.25% fee upon each extension.  The Bridge Loan and Mezzanine Loan contain cross-default provisions.  The Company has entered into an interest rate hedge agreement covering the principal amount of the Bridge Loan and Mezzanine Loan to limit its exposure to fluctuations in LIBOR.

          The Company’s cash investment was approximately $14,341,000.  Its total investment consisted of the Company’s proportionate share of the purchase price of approximately $40,832,000 (consisting of appproximately $12,047,000 in cash and $28,785,000 in debt), plus $2,294,000 for the Company’s proportionate share of closing costs, loan fees and reserves.  The Company funded approximately $10,000,000 of the cash portion of its proportionate share of the purchase price at the close of the purchase of the Property and the remaining amount, primarily consisting of property reserves, during the remainder of the first quarter of 2003.  The Company is jointly and severally liable with the other Tenants in Common for the total debt of $95,950,000 and any subsequent increases in the total debt.

          Opened for occupancy in 2001, the Property is an approximately 525,000 square foot 16-story Class A office building.  There are approximately 524,784 net rentable square feet including 19,421 square feet of mezzanine-level storage space and 1,821 square feet of retail space.  There are 40 indoor parking spaces.  The Property features column-free floor plates of approximately 33,000 square feet, and state-of-the-art safety, security, electrical, telecommunications and HVAC systems.  The Property is approximately 85% leased to 8 tenants, including the United States General Services Administration (“GSA”), National Railroad Passenger Corporation, Akzo Nobel, Inc., GE Employers Reinsurance Corporation (“GE”) and North American Company for Life and Health Insurance (“North American”).  No leases expire during the next twelve months.  The U.S. Department of the Treasury occupies approximately 21% of the Property under leases with the GSA expiring in 2012 and 2013.  North American occupies approximately 19% of the Property with a lease expiring in 2012 and GE occupies approximately 13% of the Property with a lease expiring in 2012.

          No significant repairs or improvements to the Property are anticipated over the next few years.   A Phase I environmental assessment completed in connection with the purchase of the Property found no hazardous conditions.   For federal income tax purposes, the Property’s depreciable basis is approximately $115,691,800, subject to subsequent review.  Depreciation expense for tax purposes is calculated using the straight-line method.  Buildings and improvements are depreciated over their estimated useful lives ranging primarily from 39 to 15 years, respectively.

          The Tenants in Common intend to operate Congress Center subject to tenant leases in place at the date of acquisition.  The current estimated taxable operating results of the Company based on the rents to be paid during the first full year after acquisition is $5,802,827.  Approximately $6,692,764 is estimated to be cash available from operations, of which the Company’s share is $2,007,829.  The principal assumptions made in estimating the Company’s taxable operating results include:  (i) the Company’s depreciable basis in Congress Center is approximately $34,707540, (ii) buildings and improvements are depreciated over 39 and 15 year lives, respectively, and (iii) the acquisition of another  real estate property.

          The Tenants in Common have retained Triple Net Properties Realty, Inc. to manage Congress Center for a property management fee equal to 5% of its gross income, as defined, in addition to compensation for property-level services, including leasing fees, loan origination and servicing fees and property tax reduction fees.

          After reasonable inquiry, we are not aware of any material factors relating to Congress Center, other than those discussed above, that would cause the reported financial information in this filing not to be necessarily indicative of future operating results.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

REPORT OF CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of  Congress Center, Chicago Illinois for the year ended December 31, 2002.  This historical statement is the responsibility of the property’s management.  Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of Congress Center’s revenues and expenses.

In our opinion, the December 31, 2002 historical statement presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Congress Center, Chicago, Illinois for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

March 5, 2003
Irvine, California

CONGRESS CENTER
HISTORICAL STATEMENT OF REVENUES
AND CERTAIN EXPENSES

Year Ended December 31, 2002

REVENUES
Rental income	$8,121,156

DIRECT OPERATING EXPENSES
Rental property expenses	2,175,806
Property taxes and assessments	2,250,000
Insurance	127,452
Management fees	99,182

4,652,440

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$3,468,716

The accompanying notes are an integral part of this historical statement of revenues and certain expenses.

CONGRESS CENTER
NOTES TO HISTORICAL STATEMENT OF REVENUES
AND CERTAIN EXPENSES
For the Year Ended December 31, 2002

NOTE 1 - Description of the Transaction

On January 9, 2003, G REIT, Inc. (the “Company”) through its wholly owned subsidiary, GREIT – Congress Center, LLC, a Delaware limited liability company, purchased an approximately 30% undivided tenant in common interest in Congress Center,  a 16-story Class A office building of approximately 525,000 square feet located in Chicago, Illinois  (the “Property”).  NNN Congress Center, LLC and WREIT – Congress Center, LLC, affiliates of the Company, simultaneously purchased undivided tenant in common interests totaling approximately 70% ownership of the Property.  G REIT – Congress Center, LLC, NNN Congress Center, LLC and W REIT – Congress Center, LLC, are collectively, the “Tenants in Common”.  The seller was Congress Center, L.L.C., an unaffiliated third party. The total purchase price for the Property was $136,108,000.  The seller of the Property paid  a sales commission  to Triple Net Properties Realty, Inc., an affiliate of the Company and Triple Net Properties, LLC, the Company’s advisor (the “Advisor”), of $2,000,000, approximately 1.50% of the purchase price.

The purchase of the Property was financed by Fleet National Bank which provided an $80,950,000,  36-month senior first mortgage bridge loan (“Bridge Loan”) bearing interest at a stated rate equal to the 30-day London Interbank Offered Rate (“LIBOR”) plus 1.75% per annum (3.09% at date of acquisition), declining to LIBOR plus 1.50% per annum upon certain conditions.  The Bridge Loan requires interest only payments until the Property is 95% leased, and then amortizes on a 30-year schedule.  The Bridge Loan can be extended pursuant to two one-year extensions, at the borrowers’ election, upon satisfaction of certain minimum loan to value, debt coverage, and other conditions and payment of a 0.25% fee upon each extension.   Under certain circumstances, the principal amount of the Bridge Loan may be increased by up to $9,000,000 under “earn out” and tenant improvement provisions related to leasing activity. Such proceeds, when and if available, will be used for the payment of tenant improvements, property reserves or to reduce other indebtedness of the Property.   The purchase was additionally funded with financing provided by Fleet Real Estate, Inc., an affiliate of Fleet National Bank, under  a $15,000,000, 36-month mezzanine loan (“Mezzanine Loan”).  The Mezzanine Loan accrues interest at the 30-day LIBOR plus 6.75% (8.09% at the date of acquisition) (the “Accrual Rate”).  During the first year, interest on the Mezzanine Loan will be payable at an amount which may be less than or equal to the Accrual Rate and as a result, interest on this loan which may be deferred and accrued during this period will be added to the Mezzanine Loan’s principal balance, as applicable.  Specifically, interest on the Mezzanine Loan will be payable at the greater of (i) the 30-day LIBOR plus 2.00% or (ii) the excess of Property cash flow remaining after payment of all approved operating expenses, reserves and debt service related to the Bridge Loan, but not to exceed unpaid interest accrued based on the Accrual Rate.  The Mezzanine Loan features interest-only payments until extended, then amortizes on a 30-year schedule.  The Mezzanine Loan can be extended pursuant to two one-year extensions, at the borrowers’ election, upon satisfaction of certain minimum loan to value, debt coverage, and other conditions and payment of a 0.25% fee upon each extension.    The Bridge Loan and Mezzanine Loan contain cross-default provisions.

The Company’s cash investment was approximately $14,341,000.  Its total investment consisted of the Company’s proportionate share of the purchase price of approximately $40,832,000 (consisting of approximately $12,047,000 in cash and $28,785,000 in debt), plus $2,294,000 for the Company’s proportionate share of closing costs, loan fees and reserves.  The Company funded approximately $10,000,000 of the cash portion of its proportionate share of the purchase price at the close of the purchase of the Property and the remaining amount, primarily consisting of property reserves, during the remainder of the first quarter of 2003.  The Company is jointly and severally liable with the other Tenants in Common for the total debt of $95,950,000 and any subsequent increases in the total debt.  The Company has entered into an interest rate hedge agreement covering the principal amount of the Bridge Loan and Mezzanine Loan to limit its exposure to fluctuations in LIBOR.

CONGRESS CENTER
NOTES TO HISTORICAL STATEMENT OF REVENUES
AND CERTAIN EXPENSES
For the Year Ended December 31, 2002

NOTE 2 - Summary of Significant Accounting Policies

Basis of Presentation

The historical statement of revenues and certain expenses (the “historical statement”) reflect the operations of Congress Center.  The accompanying historical statement of Congress Center has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of Congress Center  have been excluded from the accompanying historical statement.  The excluded revenues consist primarily of non-operating revenue related to Congress Center.  The excluded expenses consist primarily of interest, depreciation and amortization related to this property.  Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of  Congress Center’s historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

Congress Center is leased to tenants under leases with terms exceeding one year.  Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term.  Cost recoveries from tenants are included in revenues in the period the related costs are accrued.

Use of Estimates

The preparation of the historical statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies.  As such, future revenues and expenses achieved by the property’s management could materially differ from historical results.

For the year ended December 31, 2002, each of the following tenants generated rental income in excess of 10% of Congress Center’s total rental income:

Tenant Name	Rentable Square Feet	Occupancy Date	Rental Income in 2002

Employers Reinsurance Corp.	66,520	January 1, 2002	$1,390,873
North American Co. for Life and Health Insurance	100,890	March 1, 2002	1,779,814

If any of these tenants were to default on its lease, future revenues of Congress Center would be severely impacted.

Property tax expenses have been accrued by the property owner using an estimate of the fair market value of Congress Center based on an appraisal as of January 1, 2002 prepared by an independent third party appraiser, and the applicable tax rates in the state of Illinois for the tax year 2002.  The fair market value of Congress Center, as used by the property owner, is 30% lower than the assessed value established by the Cook County tax assessor’s office

CONGRESS CENTER
NOTES TO HISTORICAL STATEMENT OF REVENUES
AND CERTAIN EXPENSES
For the Year Ended December 31, 2002

in January 2003.  Accordingly, on February 28, 2003, the property owner initiated an appeal process to obtain a reduction of the property’s assessed value.

Within the state of Illinois, counties and municipalities are allowed to establish assessed values and tax levies in arrears of the subject tax year.  Thus, tax levies for the year ended December 31, 2002 and the ultimate property tax expense for such tax year will not be finalized until September 2003, after completion of the appeal process. Management has engaged outside legal counsel, intends to vigorously defend its estimate of fair market value and believes it will be successful in the appeal process. In the event the appeal process is not successful, property tax expenses could increase, perhaps significantly, from amounts presently estimated.  The outcome of this appeal is uncertain at this time.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred.  Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 - Management Fees

The Property was managed by US Equities Corporation, an unaffiliated third party.  Management fees approximate 3.0% of rental receipts, as defined. US Equities Corporation’s role as the property manager was terminated upon the acquisition of  Congress Center by the Company.

NOTE 4 - Future Minimum Rental Income

Congress Center is leased to seven tenants under operating leases with terms ranging from eleven to seventeen years.  Certain of these leases are subject to scheduled rent increases.  Generally, the leases grant tenants renewal options.  The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2003	$9,334,380
2004	12,044,574
2005	12,309,156
2006	12,573,944
2007	12,839,500
Thereafter	70,632,734

$129,734,288

NOTE 5 - Subsequent Events (Unaudited)

During 2003, Congress Center signed leases with two new tenants representing 123,398 rentable square feet or 23% of the total rentable space, thereby adjusting the physical occupancy to 85%.

G REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2002

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which will have a government-tenant orientation. The Company has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes.  Pursuant to a Registration Statement on Form S-11/A under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 100,000 and a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan under which its shareholders may elect to have dividends reinvested in additional shares at $9.05 per share.  The Company’s Registration Statement was declared effective by the Securities and Exchange Commission on July 22, 2002.

From its inception through January 9, 2003, the Company has sold 2,244,848 shares of its common stock available for distribution to the public on a “best efforts” basis resulting in additional gross proceeds of approximately $21,583,417.  Net proceeds after selling commissions, investor marketing and due diligence costs and offering expenses totaled $18,461,263.   Of total shares sold, 81,775 shares were sold subsequent to December 31, 2002 through January 9, 2003, generating gross proceeds of approximately $816,275 and net proceeds of approximately $630,490.  Through January 9, 2003, proceeds raised from the offering have been utilized to complete three real estate acquisitions: 5508 Highway 290 West Building, a real estate property located in Austin, Texas with 74,800 leasable square feet; Two Corporate Plaza, a real estate property located in Clear Lake, Texas with 161,331 leasable square feet; and the purchase of a 30% undivided tenant in common interest in Congress Center.

The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only.  These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the three acquisitions, including the purchase of a 30% interest in Congress Center, been acquired by the Company as of the dates set forth below.  The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and Congress Center, including the notes thereto, incorporated herein by reference or included herein.  The Company’s historical consolidated financial statements filed with the Securities and Exchange Commission are the audited balance sheet and statement of operations as of December 31, 2002, to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2002 is based on the audited  balance sheet of the Company to be included in its December 31, 2002 Annual Report on Form 10-K and gives effect to the following transactions as if they had occurred on December 31, 2002: (i) the sale of 81,775 additional shares of the Company’s common stock, subsequent to December 31, 2002 through January 9, 2003, pursuant to the offering together with the payment of related selling commissions and related costs and offering expenses; and (ii) the acquisition of a 30% undivided interest in Congress Center on January 9, 2003.

G REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2002

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended  December 31, 2002 is based  on the corresponding audited consolidated statement of operations of the Company and  gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of  81,775 shares of the Company’s common stock through January 9, 2003, pursuant to the offering together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of 5508 Hwy 290 West Building completed on September 13, 2002; (iii) the acquisition of Two Corporate Plaza completed on November 27, 2002; and (iv) the purchase  of a 30 % undivided tenant in common interest in Congress Center.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
December 31, 2002

	Company Historical	Pro Forma Adjustments		Company Pro Forma

Assets
Real estate operating properties
Land	$3,576,452	$—		$3,576,452
Buildings	20,254,059			20,254,059
Investment in unconsolidated real estate	—	14,341,000	(B)	14,341,000

	23,830,511	14,341,000		38,171,511
Less accumulated depreciation and amortization	(102,149)			(102,149)

	23,728,362	14,341,000		38,069,362
Cash and equivalents	8,378,891	(7,280,379	)(A)(B)	1,098,512
Accounts receivable	668,970			668,970
Accounts receivable from related parties	4,063			4,063
Real estate deposits	2,270,985	(2,000,000	)(B)	270,985
Other assets, net	1,410,038			1,410,038

	$36,461,309	$5,060,621		$41,521,930

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$770,770	$4,341,000	(B)	$5,111,770
Security deposits and prepaid rent	370,539			370,539
Notes payable	16,860,000			16,860,000
Distributions payable to shareholders	109,642			109,642

	18,110,951	4,341,000		22,451,951
Shareholders’ Equity
Common Stock, $0.01 par value; 50,000,000 shares authorized; 2,163,073 shares issued and outstanding on a historical basis and 2,249,503 on a pro forma basis	21,630	8,178	(A)	29,808
Additional paid-in capital	18,303,078	711,443	(A)	19,014,521
Accumulated deficit	25,650			25,650

	18,350,358	719,621		19,069,979

	$36,461,309	$5,060,621		$41,521,930

The accompanying notes are an integral part of these pro forma financial statements.

G REIT, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2002

	Company Historical	Adjustments	As Adjusted	Congress Center		Company Pro Forma

		(C)
Revenues
Rental Income	$595,922	$3,433,782	$4,029,704			$4,029,704
Interest Income	17,816		17,816	44,000	(D)	61,816
Expense Reimbursement & Other	136,763		136,763	—		136,763

	750,501	3,433,782	4,184,283	44,000		4,228,283
Expenses
Rental Expenses	204,561	847,178	1,051,739			1,051,739
Property taxes and assessments		530,270	530,270			530,270
General and Administrative	169,532		169,532			169,532
Insurance		49,376	49,376			49,376
Interest	199,185	296,083	495,268			495,268
Management Fees		108,678	108,678			108,678
Depreciation	151,573	154,417	305,990			305,990

	724,851	1,986,002	2,710,853	—		2,710,853
Equity in earnings of unconsolidated real estate			—	(121,403	)(E)	(121,403)

Net income (loss)	$25,650	$1,447,780	$1,473,430	$(77,403)		$1,396,027

Weighted Average Shares Outstanding (F)	405,481	1,757,612	—	81,755		2,244,848

The accompanying notes are an integral part of these pro forma financial statements.

G REIT, INC.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Year Ended December 31, 2002
Basis of Presentation
UNAUDITED

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

Pro Forma Balance Sheet

(A)

Net proceeds from the sale of an additional 81,775 shares of the Company’s common stock, par value $.01 per share, pursuant to the offering, subsequent to December 31, 2002 and through January 9, 2003, as follows:

Gross Offering Proceeds	$817,751
Less: Selling Commissions	61,331
Investor Marketing and Due Diligence Costs	16,355
Offering Expenses	20,444

Net Proceeds	719,621
Common Stock, par value $.01 per share	8,178

Additional Paid-in-Capital	$711,443

(B)

Purchase of a 30% interest in Congress Center, for an initial cash investment of approximately $14,431,000. The Company funded approximately $10,000,000 of its investment at the closing date and the remaining $4,341,000 consisting primarily of property reserves, during the remainder of the first quarter of 2003. The Company’s $2,000,000 portion of the total $8,000,000 real estate deposit on the property was applied to reduce the initial funding.  In connection with the acquisition the Company became jointly and severally liable on two loans for a total of $95,950,000.

Pro Forma Consolidated Statement of Operations

(C)	Actual revenues and expenses of 5508 Hwy 290 West Office Building and Two Corporate Plaza for the period prior to their acquisition by the Company.

(D)	Represents interest income earned on available cash funds, after the acquisition of the properties, at an annual interest rate of 1.6%.

(E)	Equity in earnings of Congress Center for the year ended December 31, 2002 based on the Company’s proportionate interest of 30% and the following assumptions:

	Property Historical	Pro Forma Adjustments		Property Pro Forma

REVENUES
Rental income	$8,121,156	2,163,311	d	$10,284,467

EXPENSES
Rental property expenses	2,175,806			2,175,806
Property taxes and assessments	2,250,000			2,250,000
Insurance	127,452			127,452
Management fees	99,182	144,453	b	243,635
Interest		2,999,956	a	2,999,956
Depreciation		2,892,295	c	2,892,295

	4,652,440	6,036,704		10,689,144

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$3,468,716	($3,091,792)		(404,677)
Company’s Proportionate Share				30%
Equity in Earnings of Unconsolidated Real Estate				(121,403)

a.

Includes interest expense associated with the loans obtained in connection with the purchase of Congress Center at a borrowing rate of approximately 3.09% for the bridge loan and approximately 3.39% for the mezzanine loan the actual borrowing rates at date of acquisition. A 0.125% change in the interest rates for the loans would cause interest expense to change by approximately $120,000 per annum.

b.	Reflects the management fees to be paid by the Company to an affiliate of the Company at a rate of 3% of gross revenue.

c.	Depreciation of the building on a straight-line basis over the estimated useful life of 39 years based on preliminary purchase price allocation.

d.

$2,163,311 adjustment for expected reimbursement related to property taxes and other common area expenses. The pro forma results of the property are not necessarily indicative of future results as the post-construction lease-up of the building occurred during the year ended 2002 when the occupancy rate averaged approximately 60%.

(F)

Issuance of 2,244,848 shares of the Company’s common stock from inception. Of these shares, 2,163,073 were outstanding at December 31, 2002 and an additional 81,775 shares were sold subsequent to December 31, 2002 through January 9, 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.

Date: March 25, 2003	By:	/s/ ANTHONY W. THOMPSON

Anthony W. Thompson
President and Chief Executive Officer